FOR IMMEDIATE RELEASE

Contact: Rebecca Rainer

877-469-9417 or 225-892-7316

rebecca@graham-group.com

BATON ROUGE, La. (Sept. 22, 2005) -- MD Technologies Inc. (OTC BB: "MDTO"), a leading provider of practice management software solutions and billing and accounts receivable management to small physicians' practices, announced today that it did not experience any damage or interruption of service during Hurricane Katrina to its Internet-based suite of products and services that it provides to its customer base.

"We're in the process of getting our customers in the New Orleans and Mississippi Gulf Coast areas, who are temporarily displaced because of the storm, up and running again," explained Will Eglin, president and CEO. "Fortunately due to the ASP structure of our Medtopia product line, none of those customers suffered any loss of data during or after the hurricane and will be able to operate at full capacity as soon as their local PC's and Internet connections are restored. "

Eglin says the company anticipates that the financial impact from Hurricane Katrina will be limited to the third and fourth quarter of 2005. However, due to the displacement of the company's customers, and their patients, executives are unable to quantify the financial impact at this time.

The financial impact will result from lower revenue from customers that have been temporarily displaced. MD Technologies' management expects revenues to return to pre-Katrina levels by the first quarter of 2006.

"In order to mitigate the short-term cash flow impact, we've applied for disaster assistance from the Small Business Administration and other private sources, and have filed all appropriate insurance claims," added William D. Davis, chairman of the board. "We've also been hosting a Web portal for displaced physicians and other caregivers to register their names and contact information in and effort to help patients locate their primary healthcare providers."

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MD Technologies post-Katrina operations

That portal has been in operation since 48 hours after the storm helping hundreds of patients find and locate their physicians and other healthcare providers. In addition, the portal has helped physicians and their employees and partners reconnect as well.

"This Web-portal has been so well received that we're now attempting to work together with several government and independent medical organizations to direct all of their efforts to connect displaced providers and patients through the MDTO Patient/Provider Portal," said Jose Canseco, founder and vice president of mergers and acquisitions.

The company is also marketing directly to displaced physicians through New Orleans-based media outlets like www.nola.com and www.wwl.com in hopes of contacting displaced providers both in and out of the southeastern Louisiana area.

About MD Technologies, Inc.

MD Technologies Inc. (www.medtopia.com), headquartered in Baton Rouge, La., is a leading provider of practice management software solutions, and billing and accounts receivable management to small physician practices. MD Technologies' key product line is Medtopia Healthcare Information Systems, a suite of Internet-based business applications and services designed for the healthcare industry. The Medtopia suite includes Medtopia Manager, a practice management system for physician's practices, Medtopia EMR, an electronic medical record product, and Medtopia Expert, the company's medical billing and accounts receivable service. Medtopia services a diverse client base, including several practices in south Louisiana, Mississippi, and Florida.

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CAUTIONARY STATEMENT REGARDING FORWARD LOOKING INFORMATION

The discussion in this document regarding MD Technologies Inc., its business and operations includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1996. This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. Such statements consist of any statement other than a recitation of historical fact and can be identified by the use of forward-looking terminology such as "may," "expect," "anticipate," "estimate" or "continue" or the negative thereof or other variations thereon or comparable terminology. The reader is cautioned that all forward-looking statements are necessarily speculative and there are certain risks and uncertainties that could cause actual events or results to differ materially from those referred to in such forward looking statements. We do not have a policy of updating or revising forward-looking statements and thus it should not be assumed that silence by us over time means that actual events are bearing out as estimated in such forward looking statements.